                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12

--------------------------------------------------------------------------------

                             THE MUNDER FUNDS TRUST

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transactions applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

[Munder Funds Logo Here]                         Important Information About the
                                                 Money Market Fund and Your Vote


                             THE MUNDER FUNDS, INC.
                            Munder Money Market Fund
                  480 Pierce Street, Birmingham, Michigan 48009

November 25, 2002

Dear Shareholder:

With the Special Meeting of Shareholders scheduled to take place on December 11, 2002, we thought you should be aware of some additional steps that Munder Capital Management ("Munder") has taken to increase the Money Market Fund's yields. Since July 3, 2002, Munder has been waiving a portion of the advisory fee it receives from the Fund in an effort to keep the seven-day yields for the Class B and Class C shares at approximately 0.10%. In order to achieve this goal, the amount waived and/or reimbursed by Munder was initially fairly small but, as a result of the declining interest rate environment, has steadily increased so that currently the waivers and/or reimbursements made by Munder are in excess of 0.50% of Money Market Fund's average daily net assets. As previously indicated in the Proxy Statement provided to you, this difficult yield environment is one of the primary reasons that the Board of Directors has recommended the proposed merger of the Money Market Fund with and into the Munder Cash Investment Fund. It is the current intention of Munder to keep the Money Market Fund's seven-day yields for the Class B and Class C shares at approximately 0.10% until the Fund has been merged with and into the Munder Cash Investment Fund. Please bear in mind that this merger cannot be completed without shareholder approval.

EVERY VOTE COUNTS

If you have not yet voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. If you have already voted, we thank you for your prompt participation. To change your vote or to cast your vote for the first time, we need to receive your instructions on or before December 10, 2002.

--------------------------------------------------------------------------------
Please utilize one of the methods below to register your vote or change your existing vote:

1. By Phone.
Please call Georgeson Shareholder toll-free at 1-800-947-2702. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2. By Internet.
Visit www.proxyweb.com and enter the 14-digit control number located on your proxy card.

3. By Mail.
Simply return your executed proxy in the enclosed postage paid envelope immediately so that we will receive it by December 10, 2002.
--------------------------------------------------------------------------------

You may think your vote is not important, but it is critical to enable the Money Market Fund to hold the Meeting as scheduled. Any additional solicitations are costly and time-consuming. If you have any questions regarding the Meeting agenda or the execution of your proxy please call Georgeson Shareholder, the Fund's proxy solicitor, toll-free at 1-800-947-2702.


                       DON'T HESITATE. PLEASE VOTE TODAY.

[Munder Funds Logo Here]                         Important Information About the
                                                 Money Market Fund and Your Vote


                             THE MUNDER FUNDS, INC.
                            Munder Money Market Fund
                  480 Pierce Street, Birmingham, Michigan 48009

November 25, 2002

Dear Shareholder:

With the Special Meeting of Shareholders scheduled to take place on December 11, 2002, we thought you should be aware of some additional steps that Munder Capital Management ("Munder") has taken to increase the Money Market Fund's yields. Since July 3, 2002, Munder has been waiving a portion of the advisory fee it receives from the Fund in an effort to keep the seven-day yields for the Class B and Class C shares at approximately 0.10%. In order to achieve this goal, the amount waived and/or reimbursed by Munder was initially fairly small but, as a result of the declining interest rate environment, has steadily increased so that currently the waivers and/or reimbursements made by Munder are in excess of 0.50% of Money Market Fund's average daily net assets. As previously indicated in the Proxy Statement provided to you, this difficult yield environment is one of the primary reasons that the Board of Directors has recommended the proposed merger of the Money Market Fund with and into the Munder Cash Investment Fund. It is the current intention of Munder to keep the Money Market Fund's seven-day yields for the Class B and Class C shares at approximately 0.10% until the Fund has been merged with and into the Munder Cash Investment Fund. Please bear in mind that this merger cannot be completed without shareholder approval.

EVERY VOTE COUNTS

If you have not yet voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. If you have already voted, we thank you for your prompt participation. To change your vote or to cast your vote for the first time, we need to receive your instructions on or before December 10, 2002.

--------------------------------------------------------------------------------
For your convenience, please utilize one of the easy methods below to register your vote:

1. By Phone.
Dial the toll-free number found on your proxy card and follow the simple instructions.

2. By Internet.
Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

3. By Mail.
Simply return your executed proxy in the enclosed postage paid envelope immediately so that we will receive it by December 10, 2002.
--------------------------------------------------------------------------------

You may think your vote is not important, but it is critical to enable the Money Market Fund to hold the Meeting as scheduled. Any additional solicitations are costly and time-consuming. If you have any questions regarding the Meeting agenda or the execution of your proxy please call Georgeson Shareholder, the Fund's proxy solicitor, toll-free at 1-800-947-2702.


                       DON'T HESITATE. PLEASE VOTE TODAY.

[Munder Funds Logo Here]                         Important Information About the
                                                 Money Market Fund and Your Vote


                             THE MUNDER FUNDS, INC.
                            Munder Money Market Fund
                  480 Pierce Street, Birmingham, Michigan 48009

November 25, 2002

Dear Shareholder:

With the Special Meeting of Shareholders scheduled to take place on December 11, 2002, we thought you should be aware of some additional steps that Munder Capital Management ("Munder") has taken to increase the Money Market Fund's yields. Since July 3, 2002, Munder has been waiving a portion of the advisory fee it receives from the Fund in an effort to keep the seven-day yields for the Class B and Class C shares at approximately 0.10%. In order to achieve this goal, the amount waived and/or reimbursed by Munder was initially fairly small but, as a result of the declining interest rate environment, has steadily increased so that currently the waivers and/or reimbursements made by Munder are in excess of 0.50% of Money Market Fund's average daily net assets. As previously indicated in the Proxy Statement provided to you, this difficult yield environment is one of the primary reasons that the Board of Directors has recommended the proposed merger of the Money Market Fund with and into the Munder Cash Investment Fund. It is the current intention of Munder to keep the Money Market Fund's seven-day yields for the Class B and Class C shares at approximately 0.10% until the Fund has been merged with and into the Munder Cash Investment Fund. Please bear in mind that this merger cannot be completed without shareholder approval.

EVERY VOTE COUNTS

If you have not yet voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. If you have already voted, we thank you for your prompt participation. To change your vote or to cast your vote for the first time, we need to receive your instructions on or before December 10, 2002.

--------------------------------------------------------------------------------
For your convenience, please utilize one of the easy methods below to register your vote:

1. By Phone.
Please call Georgeson Shareholder toll-free at 1-800-947-2702. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2. By Internet.
Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

3. By Mail.
Simply return your executed proxy in the enclosed postage paid envelope immediately so that we will receive it by December 10, 2002.
--------------------------------------------------------------------------------

You may think your vote is not important, but it is critical to enable the Money Market Fund to hold the Meeting as scheduled. Any additional solicitations are costly and time-consuming. If you have any questions regarding the Meeting agenda or the execution of your proxy please call Georgeson Shareholder, the Fund's proxy solicitor, toll-free at 1-800-947-2702.


                       DON'T HESITATE. PLEASE VOTE TODAY.